HC Capital Trust
Specialist Manager Compliance Checklist
For the Quarter ended June 30, 2013

RULE 10f-3 AFFILIATED UNDERWRITER TRANSACTIONS

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
                                                                                                                  % OF
                                                                                                                   TOTAL
                                                                                                                  OFFERING  RECEIVED
                                                                                                                     IN       COPY
                     SPECIALIST     SECURITY /                           AFFILIATED          DATE        TOTAL     MANAGED    FORM
     PORTFOLIO        MANAGER        ISSUER           UNDERWRITER       UNDERWRITER        ACQUIRED    ACQUIRED    PORTION   10F-3?
------------------------------------------------------------------------------------------------------------------------------------
Core Fixed           Seix         ERP Operating LP  Citigroup         SunTrust Robinson   4/3/2013    $853,000      0.17%     Yes
Income               Investment                                       Humphrey
                     Advisors
Core Fixed           Seix         Fidelity National Bank of America   SunTrust Robinson   4/10/2013   $316,000      0.03%     Yes
Income               Investment   Inform                              Humphrey
                     Advisors
Core Fixed           Seix         Georgia-Pacific   JP Morgan         SunTrust Robinson   6/18/2013   $329,000      0.04%     Yes
Income               Investment   LLC                                 Humphrey
                     Advisors
Core Fixed           Seix         Boston Properties JP Morgan         SunTrust Robinson   6/18/2013   $255,000      0.04%     Yes
Income               Investment   LP                                  Humphrey
                     Advisors
Fixed Income         Seix         Bonanza Creek     Wells Fargo       SunTrust Robinson   4/4/2013    $214,000      0.07%     Yes
Opportunity          Investment   Energy Inc.                         Humphrey
                     Advisors
Fixed Income         Seix         ABC Supply Co.    Deutsche          SunTrust Robinson   4/4/2013    $453,000      0.09%     Yes
Opportunity          Investment   Inc.                                Humphrey
                     Advisors
Fixed Income         Seix         NES Rentals       Deutsche          SunTrust Robinson   4/12/2013   $410,000      0.14%     Yes
Opportunity          Investment   Holdings                            Humphrey
                     Advisors
Fixed Income         Seix         CCO Holdings LLC/ Bank of America   SunTrust Robinson   4/19/2013   $590,000      0.06%     Yes
Opportunity          Investment   CAP Corp                            Humphrey
                     Advisors
Fixed Income         Seix         Sirius XM Radio   JP Morgan         SunTrust Robinson   5/2/2013    $845,000      0.17%     Yes
Opportunity          Investment   Inc.                                Humphrey
                     Advisors
Fixed Income         Seix         Altas Pipeline    Citigroup         SunTrust Robinson   5/7/2013    $550,000      0.14%     Yes
Opportunity          Investment   LP/Fin Co.                          Humphrey
                     Advisors
Fixed Income         Seix         Northern Oil &    Royal Bank        SunTrust Robinson   5/8/2013    $605,000      0.12%     Yes
Opportunity          Investment   Gas Inc.          of Canada         Humphrey
                     Advisors
Fixed Income         Seix         First Quality     Wells Fargo       SunTrust Robinson   5/9/2013    $720,000      0.12%     Yes
Opportunity          Investment   Finance Co.                         Humphrey
                     Advisors
Fixed Income         Seix         Builders          Credit Suisse     SunTrust Robinson   5/16/2013   $1,110,000    0.32%     Yes
Opportunity          Investment   FirstSource Inc.                    Humphrey
                     Advisors
Fixed Income         Seix         Service Corp.     JP Morgan         SunTrust Robinson   6/17/2013   $705,000      0.17%     Yes
Opportunity          Investment   INTL                                Humphrey
                     Advisors
Fixed Income         Seix         VPII Escrow Corp. Goldman Sachs     SunTrust Robinson   6/27/2013   $1,055,000    0.06%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         VPII Escrow Corp. Goldman Sachs     SunTrust Robinson   6/27/2013   $2,110,000    0.13%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Intermediate Term    Standish     New York City     LOOP Capital      BNY Mellon Capital  6/13/2013   $3,268,358    0.41%     Yes
Municipal Bond       Mellon       TFA NCL           Markets           Markets, LLC
                     Asset Management
                     Company
US Corporate Fixed   Seix         ERP Operating LP  Citigroup         SunTrust Robinson   4/3/2013    $5,551,000    1.11%     Yes
Income Securities    Investment                                       Humphrey
                     Advisors
US Corporate Fixed   Seix         Fidelity National Bank of America   SunTrust Robinson   4/10/2013   $2,058,000    0.21%     Yes
Income Securities    Investment   Inform                              Humphrey
                     Advisors
US Corporate Fixed   Seix         Georgia-Pacific   JP Morgan         SunTrust Robinson   6/18/2013   $2,170,000    0.26%     Yes
Income Securities    Investment   LLC                                 Humphrey
                     Advisors
US Corporate Fixed   Seix         Boston Properties JP Morgan         SunTrust Robinson   6/18/2013   $1,683,000    0.24%     Yes
Income Securities    Investment   LP                                  Humphrey
                     Advisors















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